SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported)
                                December 4, 1997





                           SISTERSVILLE BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       Delaware                        0-22535               31-1515424
-----------------------------       --------------          --------------
(State or other jurisdiction        (SEC File No.)          (IRS Employer
     of incorporation)                                      Identification
                                                               Number)




726 Wells Street, Sistersville, West Virginia                   26175
---------------------------------------------                   -----
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:(304) 652-3671
                                                   --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                           SISTERSVILLE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         On December 4, 1997, the Registrant announced that it had declared a $0.16 per share cash dividend payable on January 2, 1998, to stockholders of record on December 18, 1997.

         For further details, reference is made to the Press Release dated December 4, 1997, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.



Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------

Exhibit 99.1 -- Press Release dated December 4, 1997.
------------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SISTERSVILLE BANCORP, INC.



Date: December 4, 1997                  By:  /s/Stanley M. Kiser
     -----------------------                ------------------------------------
                                                 Stanley M. Kiser
                                                 President and Chief
                                                 Executive Officer